ADVANCED SERIES TRUST

AST PGIM Fixed Income Central Portfolio

AST Advanced Strategies Portfolio

AST Bond Portfolio 2023

AST Bond Portfolio 2024

AST Bond Portfolio 2025

AST Bond Portfolio 2026

AST Bond Portfolio 2027

AST Bond Portfolio 2028

AST Bond Portfolio 2029

AST Bond Portfolio 2030

AST Bond Portfolio 2031

AST Bond Portfolio 2032

AST Bond Portfolio 2033

AST Bond Portfolio 2034

AST Core Fixed Income Portfolio

AST Investment Grade Bond Portfolio

AST Target Maturity Central Portfolio

Supplement dated June 8, 2023, to the

Currently Effective Summary Prospectus, Prospectus and Statement of Additional Information

This supplement should be read in conjunction with the currently effective Prospectus (the Prospectus) and Statement of Additional Information (SAI) for Advanced Series Trust (the Trust) relating to the portfolios listed above, (each a Portfolio and collectively the Portfolios), and the Summary Prospectuses relating to the Portfolios. The Portfolios discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus.

Effective immediately, Ms. Lindsay Rosner is no longer a portfolio manager of the Portfolios.

To reflect this change, all references to Ms. Rosner are removed from the Trust's Prospectus and SAI and the Summary Prospectuses relating to the Portfolios effective immediately.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

ASTSUP1